Fees Summary	Mar. 12, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 9,083.11
Total Fee Amount	9,083.11
Total Transaction Valuation	65,772,008.11
Total Offset Amount	0.00
Net Fee	$ 0.00